Exhibit 10.2

[***] = CERTAIN INFORMATION HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 1 TO
LICENSE AGREEMENT

This AMENDMENT NO. 1 (the “Amendment”) is made and entered into as of June 27, 2019 (“Effective Date”), by and between Arcus Biosciences, Inc. (“Arcus”), with offices at 3928 Point Eden Way, Hayward, CA 94545, U.S.A., and WuXi Biologics (Cayman) Inc. (“WuXi Biologics”), with an address at Ugland House, Grand Cayman, KY1-1104, Cayman Islands. Arcus and WuXi Biologics may be referred to in this Amendment individually as a “Party” or together as the “Parties.”

WHEREAS, WuXi Biologics and Arcus are parties to the License Agreement dated August 16, 2017 (“LICENSE AGREEMENT”);

WHEREAS, the Parties desire to enter into this Amendment for the purpose of amending certain definitions and expanding the Territory as set forth herein;

NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, IT IS HEREBY AGREED AS FOLLOWS:

1.	Solely for purposes of the first Licensed Product to achieve the Development Milestone [***] set forth in Section 5.3, [***] shall mean [***].

For the avoidance of doubt, such amended definition shall [***].

2.	In Section 1 of the LICENSE AGREEMENT, the definition of “Excluded Territory” in the LICENSE AGREEMENT is hereby deleted in its entirety and replaced with the following definition:

“Excluded Territory” means the countries of China (including Hong Kong, Taiwan, and Macau) and Thailand.”

3.

For clarity, in Sections 5.3 (Milestone Payments) and Section 5.4 (Royalties), Territory shall mean all the countries and territories of the world other than China (including Hong Kong, Taiwan, and Macau) and Thailand, and the Net Sales of Licensed Products in the Territory shall include the Net Sales in the additional jurisdictions (Korea, Indonesia, Brazil and Russia) and the Net Sales in all other jurisdictions in the original Territory.

4.	“Licensed Patents” and Exhibit 1 in the LICENSE AGREEMENT is hereby amended to include the additional Patents listed in Exhibit A of this Amendment.
5.

As of the Effective Date of this Amendment, WuXi represents and warrants that the representations and warranties made by WuXi in Section 7.2 of the LICENSE AGREEMENT with respect to the Licensed Patents (as amended herein) and any corresponding Licensed Know-How, Licensed IP and Third Party agreement(s) are true and correct as of the Effective Date.

6.	Except as otherwise provided herein, all terms and conditions of the LICENSE AGREEMENT shall remain in effect and unchanged.
7.	This Amendment shall be governed by and construed in accordance with the governing law provision set forth in the LICENSE AGREEMENT.
8.	Any dispute arising from or relating to the subject matter of this Amendment shall be resolved in accordance with the dispute resolution provisions set forth in the LICENSE AGREEMENT.
9.

This Amendment may be executed in counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document. Execution of a facsimile copy (including PDF) shall have the same force and effect as execution of an original, and a facsimile signature shall be deemed an original and valid signature.

[Signature page follows]

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Amendment to be effective as of the Effective Date.

ARCUS BIOSCIENCES, INC.		WUXI BIOLOGICS (CAYMAN) INC.

By	/s/ Terry Rosen	By	/s/ Chris Chen
Name:	Terry Rosen	Name:	Chris Chen
Title:	CEO	Title:	CEO

EXHIBIT A

ADDITIONAL LICENSED PATENTS

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